CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Matthews India Fund.

Philadelphia, Pennsylvania October 31, 2005	/s/ TAIT, WELLER & BAKER LLP